UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2018

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

38505 Woodward Avenue, Suite 200, Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 631-5450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2018, the Board of Directors (the “Board”) of TriMas Corporation, a Delaware corporation (the “Company”), elected Jeffrey Greene as a Class I director of the Company effective as of December 12, 2018. The Board has determined that Mr. Greene is an independent director under NASDAQ listing standards and the Company's independence guidelines, as set forth in its Corporate Governance Guidelines.

Mr. Greene currently serves as an advisor, and is the founding partner, of Orion Advisors Group, a firm specializing in supporting companies with buy-side due diligence, operations planning, supply chain optimization and executive development. He currently serves on the boards of Pretium Packaging, Tekniplex, and The Thiele Kaolin Company, and previously served on the board of CSP Technologies and Solo Cup Company. Previously, he served as President and Chief Executive Officer of Consolidated Container. In addition, he held the roles of Senior Vice President – Consumer Packaging Group of Consolidated Container; Senior Vice President – Operations of Exopack; and President – CPG Products and Director – Strategic Accounts of Union Camp. Mr. Greene has decades of experience in the packaging and consumer packaged goods space.

As a Class I director, Mr. Greene’s initial term will expire at the Company's 2019 annual meeting, or until his successor is elected and qualified or until his earlier resignation or removal. As a non-employee director, Mr. Greene will receive compensation in the same manner as the Company's other non-employee directors, which compensation the Company previously disclosed in its Proxy Statement for the Company's 2018 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 2, 2018.

The Company's press release dated December 13, 2018 announcing the election is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press Release dated December 13, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	December 13, 2018	By:	/s/ Joshua A. Sherbin
		Name:	Joshua A. Sherbin
		Title:	Sr. Vice President, General Counsel and Secretary